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                                                         Exhibit 99 (A)(1)(III)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                      TENDER OF SHARES OF COMMON STOCK OF

                  MORGAN STANLEY AFRICA INVESTMENT FUND, INC.

   This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if a stockholder's certificates for shares of common stock, par value $0.01 per share (the "Shares") of Morgan Stanley Africa Investment Fund, Inc., are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, September 14, 2001, or such later date to which the Offer is extended (the "Termination Date"). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Termination Date. See Section 3, "Procedure for Tendering Shares," of the Fund's Issuer Tender Offer Statement.

                                The Depositary:

                   AMERICAN STOCK TRANSFER AND TRUST COMPANY

                      Facsimile Copy Number: 718-234-5001
                      Confirm by Telephone: 718-921-8200
                         For Account Information Call:
                            Toll Free: 877-777-0800
                                      or
                                 718-921-8200

              By First Class Mail, By Overnight Courier, By Hand:

                   American Stock Transfer and Trust Company
                                59 Maiden Lane
                           New York, New York 10038


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
 TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT
                          CONSTITUTE A VALID DELIVERY

Ladies and Gentlemen:

   The undersigned hereby tenders to Morgan Stanley Africa Investment Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Issuer Tender Offer Statement, dated August 13, 2001 (the "Fund's Offer") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in
Section 3, "Procedure for Tendering Shares," of the Fund's Issuer Tender Offer Statement.

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Number of Shares Tendered:
                           ------------------

Certificate Nos. (if available):

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If Shares will be tendered by book-entry transfer, check box:

[_] The Depository Trust Company

Account Number:

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Name(s) of Record Holder(s):

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Address:

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Area Code and Telephone Number:

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Taxpayer Identification (Social Security) Number:

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The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s)
by the Fund's transfer agent pursuant to the Fund's dividend reinvestment and cash purchase plan:

[_] Yes  [_] No

                                 (Note: If neither of these boxes is checked,
                             any such uncertificated Shares will not be tendered.)

Dated:                , 2001
      ----------------
                                                                           ------------------------------

                                                                           ------------------------------
                                                                           Signature(s)

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                                                   GUARANTEE

   The undersigned, a member firm of a registered national securities exchange, a member of the
National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender Shares pursuant to the procedure for book-entry transfer) into the Depositary's account at The Depository Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the
Termination Date of the Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.

Name of Firm: ___________                                 _________________________
                                                           (Authorized Signature)

Address: ________________                                 Name: ___________________
                                                               (Please Print)

_________________________                                 Title: __________________
     City   State  Zip Code..............................

Area Code and Tel. No. __                                 Dated: ____________, 2001

                           DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE
                           CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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